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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 30, 2006 (June 26, 2006)

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New Jersey                                          13-3152196
-----------------------------                            ----------------------
(State or other jurisdiction                               (I.R.S. Employer
      of incorporation)                                  Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)


    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD; TRANSFER OF LISTING.

On June 29, 2006, Concord Camera Corp. (the "Company") issued a press release announcing that on June 26, 2006, the Company received a Nasdaq Staff Deficiency Letter indicating that for 30 consecutive business days, the bid price of the Company's common stock closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4450(a)(5) (the "Rule").

In accordance with Marketplace Rule 4450(e)(2), the Company will be provided a period of 180 calendar days, or until December 26, 2006, to regain compliance with the minimum $1.00 bid price requirement. If the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days before December 26, 2006, the Company will achieve compliance with the Rule.

If the Company's common stock does not achieve compliance with the Rule by December 26, 2006, Nasdaq will provide written notification to the Company that its common stock will be delisted. At that time, the Company may appeal Nasdaq's determination to delist its common stock. Alternatively, the Company may elect to apply to transfer its common stock from the Nasdaq National Market, where it is currently listed, to the Nasdaq Capital Market if it satisfies all requirements, except for the $1.00 bid price requirement, for initial inclusion in this market as set forth in Marketplace Rule 4310(c). If the application to transfer its common stock to the Nasdaq Capital Market is approved, the Company will be afforded an additional 180 calendar day period to regain compliance while listed on the Nasdaq Capital Market. The Company currently satisfies the requirements (other than the $1.00 bid price requirement) set forth in Marketplace Rule 4310(c) for initial inclusion of its common stock on the Nasdaq Capital Market.

A copy of the Company's press release announcing this information is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit     Description
  No.       of Exhibit
-------     -----------
99.1        Press Release issued on June 29, 2006 relating to the receipt of a
            Nasdaq notification.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CONCORD CAMERA CORP.


Date: June 30, 2006                    By: /s/ Blaine A. Robinson
                                           ------------------------------------
                                           Blaine A. Robinson, Vice President -
                                           Finance, Treasurer and Assistant
                                           Secretary




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